Exhibit 10.4

Portions of this Exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933. Such omissions are designated as ***.

THIRD AMENDMENT TO PATENT SECURITY AGREEMENT

THIS THIRD AMENDMENT TO PATENT SECURITY AGREEMENT (the “Third Amendment”) is entered into as of this 10th day of May, 2007 by and between UNIGENE LABORATORIES, INC., a Delaware corporation, having its principal place of business at 110 Little Falls Road, Fairfield, New Jersey 07004 (the “Company”), and JAYNJEAN LEVY FAMILY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Secured Party”).

WITNESSETH:

WHEREAS, the Company and Jay Levy, a resident of New Jersey (“Levy”), are parties to that certain Patent Security Agreement, dated as of March 13, 2001 (as amended, restated, modified or otherwise supplemented from time to time, the “Agreement”), pursuant to which the Company granted Levy a security interest in certain of its patents and patent applications to secure payment by the Company of the Obligations (as defined in the Agreement);

WHEREAS, the Company and Levy entered into that certain First Amendment to Patent Security Agreement, dated as of May 29, 2001 (the “First Amendment”), to add a certain patent application to the Collateral (as defined in the Agreement);

WHEREAS, the Company and Levy entered into that certain Second Amendment to Patent Security Agreement, dated as of November 26, 2002 (the “Second Amendment”), to reference to patent license rights granted to Upsher-Smith Laboratories, Inc.;

WHEREAS, on February 15, 2005, Levy assigned to Secured Party the promissory notes detailed on Schedule A hereto, and by virtue of such assignment (the “Assignment”), Levy’s interest pursuant to the Agreement was assigned, in accordance with Section 11 of the Agreement, to Secured Party;

WHEREAS, the Company hereby acknowledges and agrees that due to the Assignment, Secured Party has, and Levy no longer has, rights and obligations under the Agreement;

WHEREAS, the Company is now repaying some of the outstanding Obligations due and payable to Secured Party;

WHEREAS, in connection with, and in consideration of, such repayment, the Company is restructuring the remaining outstanding Obligations and consolidating all of the principal and interest currently outstanding on those certain promissory notes payable to Secured Party, listed on Schedule B hereto, into one secured promissory note (the “Partnership Note”), dated as of the date hereof, payable to Secured Party in the new original principal amount of $7,418,803; and

WHEREAS, in connection therewith, the Company and Secured Party wish to contemporaneously enter into this Third Amendment to secure the Partnership Note instead of the notes detailed on Schedule A hereto; provided, that the Company and Secured Party each agree that neither the Partnership Note nor this Third Amendment represents, evidences or documents a novation of said notes, but rather represents, evidences and documents the continuation of all obligations and liabilities of every kind and nature of the Company outstanding thereunder that exist as of the date hereof.

NOW, THEREFORE, in consideration of the premises, the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions. All capitalized terms used and not otherwise defined herein have the respective meanings given to them in the Agreement, the First Amendment or the Second Amendment.

2. Amendments.

2.1. Sections 1.2 and 1.3 of the Agreement shall be amended and restated to read in their entirety as follows:

“1.2	“Event of Default” shall mean:

(a)	an “Event of Default” as defined in the Partnership Note;

(b)	any event of default specified in any Future Note; and

(c)	any material breach of any representation made by the Company in Section 4 hereof.

1.3	“Obligations” shall mean all indebtedness, obligations and liabilities of every kind and nature of the Company to the Secured Party now or hereafter existing under or arising out of or in connection with the Partnership Note, all Future Notes (if any), and this Agreement and all extensions, amendments or renewals hereof or thereof, whether for principal, premium, interest or fees, and all or any portion of such indebtedness, obligations or liabilities that are paid to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise.”

2.2. Section 3 of the Agreement shall be amended and restated to read in its entirety as follows:

“3. Release and Satisfaction.

3.1 Partial Release and Satisfaction.

(a) On the date on which the Company shall have repaid to the Secured Party aggregate principal of at least $*** pursuant to the terms and conditions of the Partnership Note, the security interest granted hereunder shall automatically terminate in relation to (i) the United States patents identified on Schedule C hereto and (ii) the United States patent applications identified on Schedule C hereto and any and all patents that issue with respect thereto (collectively, the “First Released Collateral”) and all rights to the First Released Collateral shall revert to the Company.

(b) Upon such termination, Secured Party shall promptly file or authorize the Company to file, at the Company’s expense, releases and satisfactions of all registrations and/or filings of the security interests in the First Released Collateral granted hereunder and Secured Party will execute and deliver to the Company any additional documents or instruments as the Company shall reasonably request to evidence such partial release and satisfaction.

3.2 Complete Release and Satisfaction. Upon the termination of this Agreement, the Secured Party shall promptly file or authorize the Company to file, at the Company’s expense, releases and satisfactions of all registrations and/or filings of the security interests granted hereunder and Secured Party will execute and deliver to the Company any additional documents or instruments as the Company shall reasonably request to evidence such complete release and satisfaction.”

2.3. Section 4.1 of the Agreement shall be amended and restated to read in its entirety as follows:

“4.1 The Company owns all of the Collateral free and clear of any lien, encumbrance, mortgage, security agreement, pledge or charge other than: (a) a license and development agreement, dated as of November 26, 2002, by and between the Company and Upsher-Smith Laboratories, Inc. (“USL”); (b) a license agreement, dated as of April 7, 2004, by and between the Company and Novartis Pharma AG (“Novartis”); and (c) a license agreement, dated as of April 13, 2002, by and between the

Company and SmithKline Beecham Corporation (“GSK”), pursuant to which the Company has licensed to each of these parties, respectively, the right to use the patents listed on Schedule D hereto.”

2.4. Section 10 of the Agreement shall be amended and restated to read in its entirety as follows:

“10. Termination. This Agreement shall terminate at such time as all of the Obligations shall have been indefeasibly fully paid and satisfied and, until such time, but subject to Section 3.1 of this Agreement, the Secured Party shall retain all security in the Collateral held by it hereunder.”

3. Acknowledgement of Parties. The Company acknowledges that, although Secured Party was not a party to the original Agreement, the First Amendment and/or the Second Amendment, by virtue of the Assignment Secured Party has been assigned the rights and has assumed the obligations arising under the Agreement and it is appropriate that the Company shall enter into this Third Amendment with Secured Party (as identified in the opening paragraph of this Third Amendment).

4. No Other Changes. Except as expressly amended hereby, all of the terms and conditions of the Agreement remain in full force and effect. All references in the Agreement (and in the other agreements, documents and instruments entered into in connection therewith) to the “Agreement” shall be deemed for all purposes to refer to the Agreement, as amended by the First Amendment, the Second Amendment and this Third Amendment.

5. Perfection of Security Interest by Filing. The Company and Secured Party hereby agree that in connection with, and contemporaneously with the execution of, this Third Amendment, the Company and Secured Party shall execute the agreement attached hereto as Exhibit A (which list of patents and patent applications on Exhibit A hereto replaces in its entirety Exhibit A to the Second Amendment), which the Company shall then promptly file and record, at the Company’s expense, with the U.S. Patent Trademark Office. The Company also hereby authorizes Secured Party to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as Secured Party may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the Uniform Commercial Code as in effect in the State of New Jersey from time to time.

6. Applicable Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New Jersey without giving effect to conflicts of laws principles.

7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one instrument, and such counterparts may be delivered by facsimile or by electronic mail in “portable document format” (or “.pdf”), with any such counterpart delivered in such way deemed an original.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed on the day and year first above written.

UNIGENE LABORATORIES, INC.

By:	/s/ William Steinhauer
Name:	William Steinhauer
Title:	Vice President of Finance

JAYNJEAN LEVY FAMILY LIMITED PARTNERSHIP

By:	Ronald S. Levy,
Its general partner

/s/ Ronald S. Levy
RONALD S. LEVY

By:	Warren P. Levy,
Its general partner

/s/ Warren P. Levy
WARREN P. LEVY

Schedule A

Promissory Notes Assigned to Jaynjean Levy Family Limited Partnership

	Date	Original Principal Amount (Not Amounts Currently Outstanding)
1	03/13/01	$300,000
2	03/27/01	200,000
3	04/09/01	350,000
4	04/16/01	100,000
5	04/23/01	400,000
6	05/09/01	250,000
7	05/29/01	300,000
8	06/11/01	175,000
9	06/19/01	275,000
10	06/28/01	100,000
11	07/05/01	275,000
12	07/26/01	250,000
13	08/13/01	200,000
14	08/29/01	200,000
15	09/13/01	300,000
16	09/26/01	250,000
17	10/11/01	200,000
18	10/29/01	175,000
19	11/13/01	175,000
20	11/28/01	175,000
21	12/12/01	175,000
22	12/19/01	175,000
23	02/13/02	175,000
24	02/26/02	175,000
25	03/13/02	175,000
26	03/26/02	175,000

	Total Principal:	$5,700,000

Schedule B

Outstanding Promissory Notes After Repayment to be Consolidated into the Partnership Note

	Date	Currently Outstanding Principal Amount[1]
1	03/13/01	$300,000
2	03/27/01	200,000
3	04/09/01	350,000
4	04/16/01	100,000
5	04/23/01	0
6	05/09/01	250,000
7	05/29/01	300,000
8	06/11/01	175,000
9	06/19/01	275,000
10	06/28/01	100,000
11	07/05/01	275,000
12	07/26/01	250,000
13	08/13/01	200,000
14	08/29/01	200,000
15	09/13/01	300,000
16	09/26/01	250,000
17	10/11/01	200,000
18	10/29/01	175,000
19	11/13/01	175,000
20	11/28/01	175,000
21	12/11/01	175,000
22	12/19/01	175,000
23	02/13/02	175,000
24	02/26/02	175,000
25	03/13/02	175,000
26	03/26/02	175,000

	Total:	5,300,000

[1]

Even though one of the notes listed above has no outstanding principal amount due and owing, it is listed because interest has accrued and continues to accrue and to be payable thereunder and such interest amounts are being consolidated into the Partnership Note.

Schedule C

First Released Collateral

Patent #	Title	Date of Patent
***	***	***

Schedule D

License Rights to the Collateral

Name	US Patent #/ US Patent Application #	GSK	Novartis	USL
***	***	***	***	***

EXHIBIT A

NOTICE

OF

GRANT OF SECURITY INTEREST

IN

PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to that certain Patent Security Agreement, dated as of March 13, 2001 (as amended, restated, modified or otherwise supplemented from time to time, the “Security Agreement”), by and between Unigene Laboratories, Inc., a Delaware corporation (the “Company”), and Jay Levy, a resident of New Jersey (“Levy”), the Company granted a continuing security interest in, and continuing lien upon, certain patents and patent applications to, and for the ratable benefit of, Levy. Subsequently, upon Levy’s assignment on February 15, 2005 of certain promissory notes to Jaynjean Levy Family Limited Partnership, a Delaware limited partnership (the “Secured Party”), Levy’s interests pursuant to the Security Agreement were, in accordance with Section 11 of the Security Agreement, assigned to, and assumed by, Secured Party. Notwithstanding the foregoing, pursuant to the Third Amendment to Patent Security Agreement, dated as of May 10, 2007, by and between the Company and the Secured Party, the undersigned Company has continued its grant of the security interest in, and the lien upon, the patents and patent applications shown below to, and for the ratable benefit of, the Secured Party:

PATENTS

Patent No.	Description of Patent	Date of Patent
US 6,319,685	Alpha-Amidation Enzyme (Protein Interference)	November 20, 2001
US 5,789,234	Expression Systems for Amidating Enzyme	August 4, 1998
US 5,912,014	Oral Salmon Calcitonin Pharmaceutical Products	June 15, 1999
US 6,086,918	Oral Peptide Pharmaceutical Products	July 11, 2000

Patent No.	Description of Patent	Date of Patent
US 6,103,495	Direct Expression of Peptides into Culture Media (Divisional 1)	August 15, 2000
US 6,210,925	Direct Expression of Peptides into Culture Media (Divisional 2)	April 3, 2001
US 6,440,392	Nasal Calcitonin Formulations	August 27, 2002
US 6,627,438	Direct Expression of Peptides into Culture Media (Divisional 3)	September 3, 2003
US 6,737,250	Direct Expression of Peptides into Culture Media (Divisional 4)	May 18, 2004
US 6,673,524	Oral Peptide Pharmaceutical Products	January 6, 2004

PATENT APPLICATIONS

Patent Application No.	Description of Patent Applied For	Date of Patent Application
Application #10/094,306	Oral Peptide Pharmaceutical Dosage Form and Method of Production	Filing Date: March 7, 2002

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The Company and the Secured Party hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

UNIGENE LABORATORIES, INC.

By:
Name:	William Steinhauer
Title:	Vice President of Finance

Acknowledged and Accepted:

JAYNJEAN LEVY FAMILY LIMITED PARTNERSHIP

By:	Ronald S. Levy,
Its general partner

RONALD S. LEVY

By:	Warren P. Levy,
Its general partner

WARREN P. LEVY